SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement

         Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
X        Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FIRST NILES FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                  (set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                    [FIRST NILES FINANCIAL, INC. LETTERHEAD]






                                                                  March 17, 1999






Dear Fellow Shareholder:

      On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend the First Annual Meeting of Shareholders of the Company. The meeting will be held at 2:00 p.m. local time, on Wednesday, April 21, 1999 at the Company's office located at 55 North Main Street, Niles, Ohio. The annual meeting will include management's report to you on the Company's 1998 financial and operating performance.

      An  important   aspect  of  the  annual  meeting  process  is  the  annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

      Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of First Niles Financial, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                    Very truly yours,




                                    WILLIAM L. STEPHENS
                                       CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

                           FIRST NILES FINANCIAL, INC.
                              55 North Main Street
                                Niles, Ohio 44446
                                 (330) 652-2539


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 21, 1999

      Notice is hereby given that the Annual Meeting of Shareholders of First Niles Financial, Inc. ("First Niles" or the "Company") will be held at the Company's office located at 55 North Main Street, Niles, Ohio, on April 21, 1999, at 2:00 p.m. local time.

      A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

      The meeting is for the purpose of considering and acting upon the:

      1.    Election of one director of First Niles;

      2. The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for First Niles for the year ending December 31, 1999; and

such other matters as may properly come before the meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposal at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Shareholders of record at the close of business on February 26, 1999, are the shareholders entitled to vote at the meeting, and any adjournments thereof.

      You are requested to complete, sign and date the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    WILLIAM L. STEPHENS
                                       CHAIRMAN OF THE BOARD, PRESIDENT AND CEO


Niles, Ohio
March 17, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FIRST NILES THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           FIRST NILES FINANCIAL, INC.
                              55 North Main Street
                                Niles, Ohio 44446
                                 (330) 652-2539
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 1999
                              --------------------

      This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Niles Financial, Inc. ("First Niles" or the "Company") of proxies to be used at its Annual Meeting of Shareholders. The meeting is being held at the Company's office located at 55 North Main Street, Niles, Ohio, on April 21, 1999 at 2:00 p.m. local time, and all adjournments of the meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to shareholders on or about March 17, 1999. Some of the information provided in this proxy statement relates to Home Federal Savings and Loan Association of Niles ("Home Federal "), a wholly-owned subsidiary of First Niles.

      At the meeting, shareholders are being asked to consider and vote upon the election of one director of First Niles and ratification of the appointment of Anness, Gerlach & Williams as First Niles' independent auditors for the year ending December 31, 1999.

PROXIES AND PROXY SOLICITATION

      Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. Shares of common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Niles with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of management's director nominee and "FOR" ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the year ending December 31, 1999. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      First Niles maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 8.0% of the Company's common stock. Employees of First Niles and Home Federal participate in the ESOP. Each ESOP participant has the right to direct the ESOP trustee on how to vote the shares of common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the ESOP trustee, the ESOP trustee will vote the shares represented by that proxy at the annual meeting. Shares of common stock represented by properly executed proxies will be voted by the ESOP trustee in accordance with the shareholder's instructions. Where properly executed proxies are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of management's director nominee and "FOR" ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the year ending December 31, 1999. The ESOP trustee will vote all of the unallocated ESOP shares (i.e., shares of common stock held in the ESOP, but not allocated to any participant's account) in the manner directed by the majority of the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to such issue.

In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" the election of the management's director nominee and ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the year ending December 31, 1999. If other matters are presented for a vote at the annual meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

      Any person giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of First Niles, at the above address, a written revocation or a proxy bearing a later date. Shareholders may also revoke their proxies by attending the annual meeting in person and casting a ballot. Attendance at the meeting will not in itself constitute the revocation of a proxy.

      First Niles will pay the costs of soliciting proxies. First Niles will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and employees of First Niles and Home Federal may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

VOTING RIGHTS; VOTE REQUIRED

      Shareholders of record as of the close of business on February 26, 1999 will be entitled to notice of and to vote at the annual meeting. As of February 26, 1999, First Niles had 1,754,411 shares of common stock issued and outstanding. Each shareholder of record on February 26, 1999, is entitled to one vote per share on each matter to be voted on at the annual meeting. Such vote may be exercised in person or by a properly executed proxy as discussed above.

      Director nominees who receive the highest number of votes for the positions to be filled will be elected. Ratification of the appointment of Anness, Gerlach & Williams as the Company's independent auditors for the year ending December 31, 1999 requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter. Abstentions may be specified on all proposals except the election of directors and will be counted as votes cast on a particular matter as well as shares present and represented for purposes of establishing a quorum. Accordingly, abstentions on the proposal to ratify the appointment of Anness, Gerlach & Williams as the Company's independent auditors will have the effect of a negative vote. Broker nonvotes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will not be treated as votes cast on a particular matter but will be treated as shares present or represented for purposes of establishing a quorum. Accordingly, broker nonvotes have no effect on the outcome of the election of directors or ratification of the appointment of the independent auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth, as of the February 26, 1999 voting record date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of First Niles' common stock, (ii) each current member of the First Niles Board of Directors,
(iii) each executive officer of First Niles named in the Summary Compensation Table appearing under "Executive Compensation," below and (iv) all current directors and executive officers of First Niles as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles.


                                                                         Shares         Percent
                                                                      Beneficially         of
                                Beneficial Owners                        Owned           Class
                                -----------------                        -----           -----
First Niles Financial, Inc. Employee Stock Ownership Plan(1)            140,352           8.00%
William L. Stephens, CHAIRMAN OF THE BOARD, PRESIDENT AND CEO(2)         31,592           1.80%
George J. Swift, DIRECTOR, VICE PRESIDENT AND SECRETARY(2)               31,592           1.80%
P. James Kramer, DIRECTOR(3)                                             30,000           1.71%
Horace L. McLean, DIRECTOR(2)                                             2,932              *
Ralph A. Zuzolo, Sr., DIRECTOR(4)                                        35,000           1.99%
Lawrence Safarek, VICE PRESIDENT AND TREASURER(2)                        16,269              *
Directors and executive officers of the Corporation as a group          147,385           8.40%
(6 persons)(5)

---------------

(1) Represents shares held by the ESOP, 11,696 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Generally, unallocated shares will be voted in the manner directed by the majority of the ESOP participants who directed the trustee as to the voting of their allocated shares in the ESOP with respect to such issue.

(2) The nature of beneficial ownership for shares reported by these individuals is sole voting and investment power.

(3) The nature of beneficial ownership for shares reported by Mr. Kramer is shared voting and investment power.

(4) The nature of beneficial ownership for shares reported by Mr. Zuzolo is sole voting and investment power as to 30,000 shares. The total number of shares beneficially owned also includes 5,000 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. He disclaims beneficial ownership except to the extent of his pecuniary interest in the 5,000 shares.

(5) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The  First  Niles  Board  of  Directors  is  composed  of  five   members.
Approximately one-third of the directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified.

      The following table sets forth certain information regarding the composition of the First Niles Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominee identified in the following table. It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to a nominee) will be voted "FOR" the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.


                                                                                                      Term of
                                                                                      Director        Office
      Name                  Age(1)              Position(s) Held                      Since(2)        Expires
-------------------------- -------   -----------------------------------------        ---------      ---------


                                                             Nominee
                                                             -------
Horace L. McLean              68      Director                                           1987            2002

                                                   Directors Remaining in Office
                                                   -----------------------------

William L. Stephens           67      Chairman of the Board, President and               1969            2000
                                      Chief Executive Officer
George J. Swift               76      Director, Vice President and Secretary             1969            2000
P. James Kramer               43      Director                                           1994            2001
Ralph A. Zuzolo, Sr.          56      Director                                           1979            2001
---------------

(1)  At December 31, 1998.

(2)  Includes service as a director of Home Federal.

      The business experience of each director of First Niles for at least the past five years is set forth below.

      HORACE L. MCLEAN. Since 1987, Mr. McLean has served as President of McLean Engineering, Inc., a civil engineering company, located in Niles, Ohio.

      WILLIAM L. STEPHENS. Mr. Stephens serves as Chairman of the Board, President and Chief Executive Officer of Home Federal and First Niles. He has served in such capacities for Home Federal since 1969 and for First Niles since its inception in October 1998.

      GEORGE J. SWIFT. Mr. Swift is Vice President and Secretary of Home Federal and First Niles. He has served in such capacities with Home Federal since 1969 and for First Niles since its inception in October 1998.

      P. JAMES KRAMER. Since 1984, Mr. Kramer has served as President of William Kramer & Son, a heating and air conditioning company, located in Niles, Ohio.

      RALPH A. ZUZOLO, SR. Mr. Zuzolo is an attorney and a principal in the law firm of Zuzolo, Zuzolo & Zuzolo, located in Niles, Ohio. Mr. Zuzolo has been with his law firm since 1968.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

      MEETINGS AND COMMITTEES OF FIRST NILES. Meetings of the First Niles Board of Directors are generally held on a quarterly basis. For the year ended December 31, 1998, the Board of Directors met once. During 1998, no incumbent director of First Niles attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

      The First Niles Board of Directors has a standing Executive Committee. The entire Board acts as the Company's Audit and Nominating Committees. First Niles currently does not pay any salaries to its officers or employees; accordingly, all compensation matters are addressed by Home Federal.

      The Executive Committee is comprised of President Stephens (Chairman), Vice President Swift and Director Zuzolo. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by applicable law. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee did not meet during 1998.

      The entire Board of Directors acts as the Company's Audit Committee. The Audit Committee is responsible for the review of the Company's annual audit report prepared by First Niles' independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. In 1998, this committee did not meet at the Company level; however, Home Federal's audit committee, which serves the same function and has the identical makeup, met once during 1998.

      The entire Board of Directors acts as the Company's Nominating Committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of First Niles. Pursuant to First Niles' Bylaws, nominations by shareholders must be delivered in writing to the Secretary of First Niles at least 60 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to First Niles no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

      MEETINGS OF HOME FEDERAL. Home Federal's Board of Directors meets at least monthly and held 33 meetings during 1998. During 1998, no incumbent director of Home Federal attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      Home  Federal's  Board of  Directors  currently  has a standing  Executive
Committee. The entire Board acts as the Compensation, Audit and Nominating Committees.

      The Executive Committee is comprised of President Stephens (Chairman), Vice President Swift and Director Zuzolo. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by applicable law. The Executive Committee did not meet during 1998.

      The entire Board of Directors of Home Federal is responsible for determining salaries to be paid to its officers and employees, based on recommendations of President Stephens and Vice President Swift. President Stephens and Vice President Swift excuse themselves from Board discussions concerning their salaries as President and Vice President, respectively. The Board of Directors met twice during 1998 to discuss compensation matters.

      The entire Board of Directors acts as the Audit Committee. The Audit Committee meets annually with First Niles' and Home Federal's accounting firm in order to review the annual audit. This committee met once in 1998.

      The entire Board of Directors acts as the Nominating Committee. The Nominating Committee reviews the terms of the directors and makes nominations for directors to be voted on by First Niles, as the sole stockholder of Home Federal. The committee generally meets once a year to make nominations.

DIRECTOR COMPENSATION

      The members of the Boards of Directors of First Niles and Home Federal are identical. Directors currently are not compensated for service on First Niles' Board. Directors of Home Federal, however, are compensated for service on Home Federal's Board. During 1998, each director (employee and non-employee) of Home Federal was paid a fee of $450 for each meeting of the Board of Directors attended, with up to five excused absences paid per year.

      Ralph A. Zuzolo, Sr., a director of First Niles and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees received by the law firm from professional services rendered to Home Federal during the year ended December 31, 1998 did not exceed five percent of the firm's gross revenues.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to the Company's Chief Executive Officer and to each other executive officer who made in excess of $100,000 during 1998, the first year First Niles operated as a public company.


                                     Summary Compensation Table
----------------------------------------------------------------------------------------------------------

                                                          Annual Compensation(1)
                                                        ---------------------------

                                                                                         All Other
             Name and Principal Position        Year    Salary ($)       Bonus ($)    Compensation ($)(3)
------------------------------------------      ----    -----------      ---------    --------------------

William L. Stephens                             1998    $139,470(2)       $92,331         $207,923
  PRESIDENT AND CEO
George J. Swift                                 1998    $139,470(2)       $92,331         $207,923
 VICE PRESIDENT AND SECRETARY
Lawrence Safarek                                1998    $ 54,600          $50,271         $ 12,688
 VICE PRESIDENT AND TREASURER

-------------------------
(1) The named executive officers in the above table did not receive any additional benefits or perquisites from First Niles or Home Federal which exceeded, in the aggregate, the lesser of 10% of the officer's salary and bonus, or $50,000.

(2)  Includes director fees of $14,850 for service on the Board of Directors.

(3) Includes contributions by Home Federal of $48,000 to both Messrs. Stephens and Swift under their non-qualified deferred compensation agreements, as well as a one-time lump sum contribution of $144,000 to each of them under such agreements in connection with the Board's decision to freeze any further contributions or benefits thereunder. These amount also include Home Federal's annual contributions to the ESOP of $15,923, $15,923 and $12,688 on behalf of Messrs. Stephens, Swift and Safarek, respectively. Home Federal's ESOP contributions on behalf of Messrs. Stephens, Swift and Safarek had a market value of $18,013, $18,013 and $14,353, respectively, as of December 31, 1998.

EMPLOYMENT AGREEMENT

      Home Federal has employment agreements with President Stephens, and Vice Presidents Swift and Safarek. The employment agreements became effective upon completion of the conversion (October 26, 1998) and provide for annual base salary in an amount not less than such employee's current salary and an initial term of three years. The agreements provide for extensions of one year, in addition to the then- remaining term under the agreements, on each anniversary of the effective date of the agreements. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. The agreements provide for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employees upon 90 days' notice to Home Federal.

      The agreements grant participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The agreements do not contain a change in control provision.

CERTAIN TRANSACTIONS

      Home Federal has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      All loans made by Home Federal to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Home Federal. All loans to directors and executive officers were performing in accordance with their terms at December 31, 1998.

           PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The First Niles Board of Directors has renewed arrangement for Anness, Gerlach & Williams to be its independent auditors for the year ending December 31, 1999, subject to the ratification of the appointment by shareholders. A representative of Anness, Gerlach & Williams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ANNESS, GERLACH & WILLIAMS AS FIRST NILES' INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                             SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in First Niles' proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal must be received at First Niles' executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 17, 1999. To be considered for presentation at next years annual meeting, although not included in the proxy statement, any shareholder proposal must be received at the Company's executive office on or before February 21, 2000; provided, however, that in the event that the date of next year's annual meeting is held before April 1, 2000 or after June 20, 2000, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

      All shareholder proposals for inclusion in First Niles' proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in First Niles' proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law.

                                OTHER MATTERS

      The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                           FIRST NILES FINANCIAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 21, 1999

         The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Wednesday, April 21, 1999 at the Company's office located at 55 North Main Street, Niles, Ohio at 2:00 p.m. local time, and at any and all adjournments thereof, as follows:

                                                  FOR         WITHHELD
                                                  ---         --------
I.    The election of HORACE L. MCLEAN
      as a director for a term to expire           /_/            /_/
      in the year 2002.




                                                  FOR      AGAINST       ABSTAIN
                                                  ---      -------       -------

II.   The ratification of the appointment of
      Anness, Gerlach & Williams, as              /_/        /_/            /_/
      independent auditors for the Company
      for the year ending December 31, 1999.

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of Annual Meeting, a Proxy Statement dated March 17, 1999 and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998.




            Dated:  ________________________




            --------------------------------    --------------------------------
            PRINT NAME OF SHAREHOLDER           PRINT NAME OF SHAREHOLDER



            -------------------------------     -------------------------------
            SIGNATURE OF SHAREHOLDER            SIGNATURE OF SHAREHOLDER


            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
            GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

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            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                          THE ENCLOSED POSTAGE-PAID ENVELOPE
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